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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 15, 1997

                  COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-A
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            (Exact name of registrant as specified in its charter)


          NEW YORK                    333-11095               36-7186340
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(State or Other Jurisdiction       (Commission File        (I.R.S. Employer
     of Incorporation)                 Number)            Identification No.)

c/o The First National Bank of Chicago.
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Corporate Trust Services Division
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ONE FIRST NATIONAL PLAZA #0126
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CHICAGO, ILLINOIS                                              60670-0126
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                                                               (Zip Code)



Registrant's telephone number, including area code:            312/407-1902
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Item 5.   Other Events

          On behalf of Countrywide Home Equity Loan Trust 1997-A, a Trust created pursuant to the Pooling Agreement, dated February 25, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated April 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

          A. Monthly Report Information:
             Aggregate distribution information for the current distribution date April 15, 1997.

                        Principal    Interest        Ending Balance
                        ---------    --------        --------------

          Cede & Co.      $ -0-      $847,166.67     $120,000,000.00

          B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

          C. Have any deficiencies occurred?  NO.
                Date:
                Amount:

          D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                Amount:

          E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

          F. Item 1:  Legal Proceedings:  NONE

          G. Item 2:  Changes in Securities:  NONE

          H. Item 4:  Submission of Matters to a Vote of Security Holders: NONE

          I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE
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Item 7.   Monthly Statements and Exhibits
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          Exhibit No.
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          1. Monthly Statement to Certificateholders dated April 15, 1997
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-A


                                  By        /s/ Barbara S. Grosse
                                    -----------------------------------------
                                       Name:    Barbara Grosse
                                       Title:   Assistant Vice President

Dated: April 30, 1997